UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-8128

                      W.P. STEWART & CO. GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                               527 Madison Avenue
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

                            W.P. Stewart & Co., Inc.
                               527 Madison Avenue
                            New York, New York 10022
                             Attn: Michael W. Stamm
                     (Name and Address of Agent for Service)

Registrant's Telephone Number, including area code:  (212) 750-8585

Date of Fiscal Year End: December 31

Date of Reporting Period: Fiscal Year Ended December 31, 2002

Item 1.  Reports to Stockholders
--------------------------------------------------------------------------------
                      W.P. STEWART & CO. GROWTH FUND, INC.
--------------------------------------------------------------------------------


                                  ANNUAL REPORT

                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
W. P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

MANAGEMENT COMMENTS

REVIEW OF THE YEAR

During the past year, the Fund's net asset value per share decreased from $180.73 on December 31, 2001 to $150.08 on December 31, 2002 after giving effect to a distribution of $0.92 per share. This represents a total investment return of -16.46% versus a loss of 22.1% for the S&P 500 Index over the same period.

2002 was another extremely challenging year for all investors. While the Fund fared better than the key benchmarks such as the S&P 500 Index and the NASDAQ, it still lost value over the past 12 months. When all is said and done, our investment philosophy and discipline limited, but did not eliminate, your downside risk.

Last year was clearly a humbling and frustrating experience for all of us at W.P. Stewart. Despite earnings growth of 11%-12% in your Fund's portfolio, a focus on high-quality companies, and attractive valuations, your holdings were unable to escape the collateral damage from the significant loss of confidence in our capital markets and persistent geopolitical uncertainties. Indeed, as we reviewed our year ago correspondence regarding our then 2002 outlook, it's striking how many of our fundamental expectations were accurate. What we didn't foresee, let alone fathom, was the magnitude of corporate malfeasance and increased political tensions both of which impacted investor perceptions and, in turn, market prices.

LONG-TERM VIEW

So much for history, the question many of you are asking is what are the prospects for 2003 and the next five years? In a nutshell, we're optimistic about your Fund's prospects. Four developments underlie our positive stance. First, the earnings stream supporting your Fund's portfolio is intact and is growing inline with our expectations. Both for this year and over the next five years, we believe earnings growth should continue to be strong. Moreover, to protect the Fund's earnings stream, we've reduced our holdings in General Electric and Home Depot, while increasing our positions in Kellogg and Walgreen, both of which we think are more defensive.

Second, we believe moderate economic growth and limited pricing power should keep interest rates low, increasing the relative attractiveness of equities. Third, progress has been made on the corporate governance front through new regulations implemented by the SEC this summer, a newly appointed head of the SEC, and increased disclosure by public companies. Hopefully, this will start a gradual process of re-establishing trust in corporate reporting, which when combined with low interest rates could support higher price-earnings ("P/E") multiples. Finally, we believe taking all of the above into consideration leads to a challenging macro environment, yielding respectable, mid-to-high single digit corporate earnings growth.

That said, we must accept that unlike the 1990's, we are living in a world of persistent geopolitical risk, be it terrorism, the Middle East, and/or North Korea. That could cap P/E multiples. History shows that increased uncertainty impacts valuations by truncating investors' time horizons. However, we believe this is already captured in your Fund's portfolio, given over 20% P/E multiple contraction in 2002. Consequently, as progress is made on addressing these global challenges there is the potential for P/E multiple expansions. To be conservative, we have not factored this into our forecasts.

--------------------------------------------------------------------------------
W. P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------

In sum, we have a positive long-term outlook. Clearly, we can offer "factoids" such as the last time the market declined for three consecutive years was 1941 or the duration of this bear market rivals that of the one which commenced in 1929, in order to support the contention that the market has to get better. While valid, we prefer to rely on the fundamentals, which have served our clients well in the past. Specifically, the high-quality nature of your Fund's portfolio, its visible and consistent earnings growth, and a depressed valuation, are what makes us fundamentally optimistic looking forward.

Peter H. Jennison
President
New York, NY
January 14, 2003

W.P. Stewart & Co., Inc.
Investment Adviser

                      W.P. STEWART & CO. GROWTH FUND, INC.
                Comparison of a Hypothetical $50,000 Investment
                  W.P. Stewart & Co. Growth Fund vs. S&P 500*


                               [CHART]

            GROWTH FUND BEFORE   GROWTH FUND AFTER
DATE          REDEMPTION FEE      REDEMPTION FEE               S&P 500
----         ---------------    ---------------      ---------------------
02/28/94           50.000            50.000                   50.000
12/31/94           50.530            50.277                   50.700
12/31/95           64.540            64.217                   69.300
12/31/96           84.315            83.893                   85.240
12/31/97          105.135           104.609                  113.620
12/31/98          140.145           139.444                  146.005
12/31/99          152.422           151.660                  176.725
12/31/00          149.001           148.256                  160.640
12/31/01          129.540           128.892                  141.560
12/31/02          108.216           107.675                  110.288


* For the period from February 28, 1994,
  (commencement of investment operations) through
  December 31, 2002


  AVERAGE ANNUAL TOTAL RETURNS (AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                               RETURN SINCE
                                        ONE YEAR   FIVE YEAR    INCEPTION*
                                        --------   ---------   ------------
W.P. Stewart & Co. Growth Fund, Inc.**   -16.88%     0.48%         9.06%
S&P 500 Index***                         -22.10%    -0.59%         9.36%

-------------
  * Inception Date of Fund: February 28, 1994
 ** The Fund's returns shown are after deduction of the Fund's 0.50% redemption fee.
*** The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

    The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. Past performance does not predict future performance and the graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                  FAIR
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.9%

COMPUTERS & BUSINESS EQUIPMENT--4.1%
     Dell Computer Corporation (a)                                              86,300               $      2,307,662
                                                                                                      ---------------

DATA PROCESSING SERVICES--13.7%
     Automatic Data Processing, Inc.                                            79,388                      3,115,979
     First Data Corporation                                                    129,740                      4,594,093
                                                                                                      ---------------
                                                                                                            7,710,072
                                                                                                      ---------------

DISTRIBUTION SERVICES--6.3%
     Sysco Corporation                                                         119,300                      3,553,947
                                                                                                     ----------------

DRUGS & HEALTH CARE--12.4%
     Johnson & Johnson                                                          80,600                      4,329,026
     Merck & Company, Inc.                                                      32,185                      1,821,993
     Pfizer, Inc                                                                25,374                        775,683
                                                                                                      ---------------
                                                                                                            6,926,702
                                                                                                      ---------------

DRUG STORES--4.5%
     Walgreen Company                                                           86,650                      2,529,313
                                                                                                     ----------------

ELECTRONICS--1.0%
     General Electric Company                                                   22,172                        539,888
                                                                                                      ---------------

FINANCE & BANKING--4.8%
     State Street Corporation                                                   68,681                      2,678,559
                                                                                                      ---------------

FOOD & BEVERAGES--20.4%
     Anheuser-Busch Companies, Inc.                                             56,445                      2,731,938
     Coca Cola Company                                                          69,570                      3,048,558
     Kellogg Company                                                            72,690                      2,491,086
     W.M. Wrigley Jr. Company                                                   57,400                      3,150,112
                                                                                                      ---------------
                                                                                                           11,421,694
                                                                                                      ---------------
HOTELS AND RESTAURANTS--1.5%
     Marriott International, Inc., Class A                                      25,600                        841,472
                                                                                                     ----------------

MEDICAL INSTRUMENTS AND SUPPLIES --5.2%
     Medtronic, Inc                                                             37,910                      1,728,696
     Stryker Corporation                                                        17,725                      1,189,702
                                                                                                      ---------------
                                                                                                            2,918,398
                                                                                                      ---------------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
           NAME OF ISSUER                                                                                  FAIR
         AND TITLE OF ISSUE                                                    SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)

MULTIMEDIA--5.7%
     The New York Times Company, Class A                                        54,060               $      2,472,164
     Viacom, Inc., Class B (a)                                                  17,775                        724,509
                                                                                                      ---------------
                                                                                                            3,196,673
                                                                                                      ---------------
RETAIL--12.6%
     Costco Wholesale Corporation (a)                                           36,600                      1,026,996
     Home Depot, Inc                                                            64,945                      1,556,082
     Starbucks Corporation (a)                                                  89,875                      1,831,653
     Target Corporation                                                         59,800                      1,794,000
     Wal Mart Stores, Inc.                                                      16,600                        838,466
                                                                                                      ---------------
                                                                                                            7,047,197
                                                                                                      ---------------

SOFTWARE--4.7%
     Microsoft Corporation (a)                                                  50,818                      2,627,291
                                                                                                      ---------------

TOTAL COMMON STOCKS--(Cost $54,760,924)                                                                     54,298,868
                                                                                                      ---------------

TOTAL INVESTMENTS--(Cost $54,760,924)--96.9%                                                                54,298,868
OTHER ASSETS LESS LIABILITIES--3.1 %                                                                         1,747,387
                                                                                                      ----------------
NET ASSETS--100.0%                                                                                    $     56,046,255
                                                                                                      ================

(a) No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at fair value (cost $ 54,760,924)                                         $     54,298,868
Cash                                                                                                        3,252,964
Receivable for Fund shares sold                                                                               241,115
Receivable for investments sold                                                                               167,537
Dividends receivable                                                                                           56,903
Other assets                                                                                                    4,290
                                                                                                     ----------------
     Total Assets                                                                                          58,021,677
                                                                                                     ----------------

LIABILITIES:
Payable for investments purchased                                                                           1,712,465
Advisory fee payable                                                                                          208,688
Other accrued expenses                                                                                         54,269
                                                                                                     ----------------
     Total Liabilities                                                                                      1,975,422
                                                                                                     ----------------
NET ASSETS                                                                                           $     56,046,255
                                                                                                     ================

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
     authorized, 373,443 shares issued and outstanding)                                              $            373
Capital paid in excess of par                                                                              59,282,764
Accumulated realized loss on investments - net                                                             (2,774,826)
Unrealized depreciation on investments - net                                                                 (462,056)
                                                                                                     -----------------
NET ASSETS                                                                                           $     56,046,255
                                                                                                     ================

Net asset value per share                                                                            $         150.08
                                                                                                     ================

Redemption price per share                                                                           $         149.33
                                                                                                     ================

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                                            $        583,478
Interest                                                                                                       12,231
                                                                                                     ----------------
     Total investment income                                                                                  595,709
                                                                                                     ----------------

EXPENSES:
Investment advisory fees                                                                                      871,209
Administrative fees                                                                                            65,000
Custodian fees                                                                                                 50,725
Registration fees                                                                                              41,130
Transfer agent fees                                                                                            37,279
Printing fees                                                                                                  27,598
Insurance fees                                                                                                 23,697
Directors fees                                                                                                 15,000
Miscellaneous fees                                                                                             10,758
                                                                                                     ----------------
     Total expenses                                                                                         1,142,396
                                                                                                     ----------------

Net investment loss                                                                                          (546,687)
                                                                                                     ----------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments                                                                           (2,586,887)
Net change in unrealized appreciation/(depreciation) on investments                                        (7,303,487)
                                                                                                     -----------------
Net realized and unrealized loss on investments                                                            (9,890,374)
                                                                                                     -----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $    (10,437,061)
                                                                                                     =================

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           2002                   2001
                                                                                           ----                   ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                                         $        (546,687)       $       (702,342)
Net realized (loss)/gain on investments                                            (2,586,887)              1,875,418
Net change in unrealized appreciation/(depreciation)
  on investments                                                                   (7,303,487)            (10,454,646)
                                                                            ------------------       -----------------
     Net (decrease) in net assets resulting
       from operations                                                            (10,437,061)             (9,281,570)
                                                                            ------------------       -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments                                                     (319,940)                (20,047)
                                                                            -------------------      -----------------

FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                           8,530,364               5,876,618
Shares issued to shareholders
   in reinvestment of distributions                                                   309,060                  19,259
Cost of redemptions                                                                (3,256,208)             (5,222,366)
                                                                            ------------------       ----------------
     Net increase in net assets from Fund
       share transactions                                                           5,583,216                 673,511
                                                                            -----------------        ----------------
NET (DECREASE) IN NET ASSETS                                                       (5,173,785)             (8,628,106)

NET ASSETS:
Beginning of year                                                                  61,220,040              69,848,146
                                                                            -----------------        ----------------
End of year                                                                 $      56,046,255        $     61,220,040
                                                                            =================        ================

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  2002                 2001                2000
                                                                  ----                 ----                ----
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $   180.73         $    207.95         $    218.96
                                                           ----------         -----------         -----------
    Net investment loss                                         (1.46)              (2.07)              (2.74)
    Net realized and unrealized loss on
        investments                                            (28.27)             (25.09)              (1.82)
                                                           ----------         -----------         -----------
Net decrease from investment
        operations                                             (29.73)             (27.16)              (4.56)
Distributions to shareholders from net
    realized gains on investments                               (0.92)              (0.06)              (6.45)
                                                           ----------         -----------         -----------

Net asset value, end of period                             $   150.08         $    180.73         $    207.95
                                                           ==========         ===========         ===========

TOTAL INVESTMENT RETURN (a)                                    (16.46)%            (13.06)%             (2.24)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                          1.97%               1.94%               1.83%
Ratio of net investment loss to
    average net assets                                          (0.94)%             (1.11)%             (1.23)%
Portfolio turnover                                                 40%                 69%                 43%
Net assets, end of period (in thousands)                   $    56,046        $    61,220         $    69,848
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                  1999           1998
                                                                  ----           ----
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $   213.59         $    168.71
                                                           ----------         -----------
    Net investment loss                                         (2.03)              (2.21)
    Net realized and unrealized gain on
        investments                                             20.40               57.80
                                                           ----------         -----------
Net increase from investment operations                         18.37               55.59
Distributions to shareholders from net
    realized gains on investments                              (13.00)             (10.71)
                                                           ----------         -----------

Net asset value, end of period                             $   218.96         $    213.59
                                                           ==========         ===========

TOTAL INVESTMENT RETURN (a)                                      8.76%              33.30%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                          1.90%               1.94%
Ratio of net investment loss to
    average net assets                                          (1.10)%             (1.26)%
Portfolio turnover                                                 32%                 34%
Net assets, end of period (in thousands)                  $    75,311          $   50,650
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

1.  ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

Repurchase Agreements: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 2002, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $546,687. The reclassification resulted in a net decrease to paid in capital of $546,687. Net assets were not affected by the change.

3.  DISTRIBUTIONS TO SHAREHOLDERS

During the years ended December 31, 2002 and 2001, the Fund paid long term capital gain distributions of $319,940 and $20,047 representing $0.919481 per share and $0.058995 per share, respectively.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                          2002                         2001
                                          ----                         ----
         DISTRIBUTIONS PAID FROM:
           Ordinary income             $            0          $          0
           Long-term capital gain             319,940                20,047
                                              -------               -------
                                              319,940                20,047
           Return of capital                        0                     0
                                         ------------           -----------
                                             $319,940              $ 20,047
                                             ========              ========

As of December 31, 2002, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

         Undistributed ordinary income               $          0
         Undistributed long-term gain                           0
         Unrealized depreciation                         (710,945)
         Loss deferrals and carry forwards             (2,525,938)
                                                      ------------
                                                      $(3,236,883)
                                                      ============

As of December 31, 2002, unrealized appreciation and depreciation for Federal income tax purposes was $3,237,987 and $3,948,932 respectively. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $55,009,813. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. The Fund's net capital loss deferrals for 2002 can be carried forward to future years to offset future net realized capital gains through 2010.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

4.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $245,027 for the year ended December 31, 2002.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2002, the Adviser's affiliate earned $104,031 in commissions as broker on trades of portfolio securities.

Effective September 18, 2002, the Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund's shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the year ended December 31, 2002, these fees and expenses borne by the Adviser amounted to $38,616.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). For the year ended December 31, 2002, the Fund has paid a total of $15,000 to the Independent Directors for their services.

5.  ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6.  INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $27,527,180 and $22,208,420, respectively.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

7.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the year ended December 31, 2002 and the year ended December 31, 2001, transactions in shares were as follows:

                                                 YEAR ENDED                         YEAR ENDED
                                              DECEMBER 31, 2002                  DECEMBER 31, 2001
                                            SHARES              AMOUNT          SHARES              AMOUNT
                                            ------              ------          ------              ------
Sold                                        51,755          $8,530,364          31,082          $5,876,618

Reinvested                                   2,016             309,060             113              19,259

Redeemed                                   (19,068)         (3,256,208)        (28,337)         (5,222,366)
                                      -------------    ----------------    ------------     ---------------

Net increase                                34,703          $5,583,216           2,858            $673,511
                                      =============    ================    ============     ===============

8.  BENEFICIAL INTEREST

At December 31, 2002, one shareholder owned more than 5% of the Fund's outstanding shares.

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors."

                                           TERM OF                                            NO. OF           OTHER
                                          OFFICE***                                         PORTFOLIOS     DIRECTORSHIPS
                           POSITION(S)  AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN WITHIN   HELD BY THE
NAME, ADDRESS** AND AGE    WITH FUND     TIME SERVED          DURING PAST 5 YEARS            THE FUND      DIRECTOR****
-------------------------- ----------- ---------------- --------------------------------- ---------------- --------------

INDEPENDENT DIRECTORS:

June Eichbaum (52)         Director ^   February 1997   Ms. Eichbaum has been a Partner          1             None
245 Park Avenue                                         of Heidrick & Struggles
43rd Floor                                              International, Inc. (an
New York, New York 10167                                executive recruiting firm)
                                                        since January 2001. From 1992
                                                        to January 2001, Ms. Eichbaum
                                                        was a principal of Major, Hagen
                                                        Director since & Africa (New York)
                                                        Inc. (an executive search firm).

                                                        President of Pell & LeViness,            1             None
Thomas R. LeViness (62)     Director   Director since   P.C. (a law firm).  Mr.
90 Park Avenue                           June 1998      LeViness also serves as a
New York, New York 10016                                Director of W.P. Stewart
                                                        Investment Partnership, L.P.

David J. Winkler (46)       Director ^ Director since   Senior Vice President of HRH             1             None
1211 Sixth Avenue                        June 1998      Company of New York (formerly
New York, New York 10036                                known as American Phoenix
                                                        Corp.) (a commercial insurance
                                                        broker).  Mr. Winkler also
                                                        serves as a Director of The
                                                        League for the Hard of Hearing
                                                        and W.P. Stewart Investment
                                                        Partnership, L.P.

INTERESTED DIRECTORS:

Marilyn G. Breslow* (59)    Director   Director since   President, Director and                  1         Alteon, Inc.
                                         March 1998     portfolio manager with the
                                                        Adviser since 1998, 1993 and
                                                        1990, respectively. Ms. Breslow
                                                        served as the Adviser's
                                                        portfolio manager for the Fund
                                                        from mid-1997 to November 2001.

John C. Russell* (68)       Vice       Vice President   Deputy Chairman and Managing             1         W.P. Stewart
Trinity Hall             President    since March 1998  Director of W.P. Stewart & Co.,                     & Co., Ltd.
43 Cedar Avenue             and         Director since  Ltd., the Adviser's parent,
Hamilton HM 12           Director ^     June 1999       since mid-1998, various
Bermuda                                                 officerships and directorships
                                                        with other affiliates of the
                                                        Adviser since 1996; Vice
                                                        President and Director of W.P.
                                                        Stewart Investment Partnership,
                                                        L.P.; Director of the Adviser
                                                        or its predecessor from 1996
                                                        through mid-1998; General
                                                        Counsel of the Adviser's
                                                        predecessor from 1996-1997;
                                                        Chief Operating Officer of the
                                                        Adviser's predecessor from 1997
                                                        to mid-1998.

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND (CONTINUED)
DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                           TERM OF                                            NO. OF           OTHER
                                          OFFICE***                                         PORTFOLIOS     DIRECTORSHIPS
                           POSITION(S)  AND LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN WITHIN   HELD BY THE
NAME, ADDRESS** AND AGE    WITH FUND     TIME SERVED          DURING PAST 5 YEARS            THE FUND      DIRECTOR****
-------------------------- ----------- ---------------- --------------------------------- ---------------- --------------
INFORMATION PERTAINING TO THE OFFICERS OF THE FUND WHO ARE NOT ALSO DIRECTORS IS SET FORTH BELOW:

Peter H. Jennison (42)     President      President     Vice President and Portfolio             1             None
                                        since January   Manager of the Adviser since
                                            2002        May 1998 and June 1989,
                                                        respectively.  Mr. Jennison has
                                                        served as the Adviser's
                                                        portfolio manager for the Fund
                                                        Since November 2001.

Michael W. Stamm (56)      Secretary      Secretary     General Counsel of W.P. Stewart          1             None
                                        since October   & Co., Ltd., the Adviser's
                                            2002        parent, and Secretary of the
                                                        Adviser since August 2002.
                                                        From 2000 to July 2002, Mr.
                                                        Stamm was Executive Vice
                                                        President and General Counsel
                                                        of HealthMarket Inc., a health
                                                        care company.  Prior to joining
                                                        HealthMarket, he had been a
                                                        partner at the New York-based
                                                        law firms Kelley Drye & Warren
                                                        LLP and Anderson Kill & Olick,
                                                        where he was Chairman of the
                                                        corporate practice group.

Susan G. Leber (36)  Treasurer       Treasurer          Director of Financial                    1             None
Trinity Hall            and        since June 1999      Operations of W.P. Stewart &
43 Cedar Avenue      Principal       Principal          Co., Ltd., the Adviser's parent
Hamilton HM 12       Financial       Financial          since 2001. Deputy Finance
Bermuda               Officer         Officer           Director of W.P. Stewart & Co.,
                                       since            Ltd. since 1999.  From 1993 to
                                    January 2002        1999, Ms. Leber served as Audit
                                                        Manager with Lopez, Edwards,
                                                        Frank & Co., LLP (an accounting
                                                        firm).

Alison A. Proshan (34)   Assistant      Assistant       Associate General Counsel and            1             None
                         Secretary      Secretary       Assistant Secretary of W.P.
                                     since June 1999    Stewart & Co., Ltd., the
                                                        Adviser's parent and Associate
                                                        General Counsel and Assistant
                                                        Secretary of the Adviser since
                                                        January 1999; various
                                                        officerships with other
                                                        affiliates of the Adviser since
                                                        1999.  From 1994 to 1999, Ms.
                                                        Proshan served as an associate
                                                        at Milbank, Tweed, Hadley and
                                                        McCloy, LLP (a law firm).

   * "Interested person" of the Fund by reason of affiliation with the Adviser or Adviser's parent company.

  ** Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.

 *** There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.

**** This column includes only directorships of companies required to register, or file reports with the Securities Exchange Commission under the Securities Exchange Act of 1934 (that is "public companies") or other investment companies registered under the 1940 Act.

   ^ Effective February 2003, June Eichbaum, John C. Russell and David J.
     Winkler ceased to be Directors of the Fund. Norman H. Brown, Jr., a retired businessman with 28 years of investment banking experience, was elected as a Director. Mr. John C. Russell remains as Vice President of the Fund.

Additional information about the Fund's Directors and officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or by collect call at (212) 750-8585.

[LOGO]
                                                    WEISER LLP
                                                    Certified Public Accountants

                                                    135 West 50th Street
                                                    New York, NY 10020-1299
                                                    Tel 212.812.7000
                                                    Fax 212.375.6888

                                                    www.mrweiser.com

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
W.P. Stewart & Co. Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., (the "Fund") including the schedule of investments as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2002, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ Weiser LLP
                                               ----------------------------
                                               CERTIFIED PUBLIC ACCOUNTANTS

New York, N.Y.
February 22, 2003

                                                                          [LOGO]

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY  10022
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
----------------------
Peter H. Jennison                   President
John C. Russell                     Vice President and Director
Marilyn G. Breslow                  Director
June Eichbaum                       Director
Thomas R. LeViness                  Director
David J. Winkler                    Director
Susan G. Leber                      Treasurer and Principal Financial Officer
Michael W. Stamm                    Secretary
Alison A. Proshan                   Assistant Secretary

INVESTMENT ADVISER
------------------
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
------------------------------------------------------------------------
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
-----------
ALPS Distributors, Inc.
370 17th Street
Denver, CO 80202

INDEPENDENT AUDITORS
--------------------
Weiser LLP
135 West 50th Street
New York, NY  10020

LEGAL COUNSEL
-------------
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022-6069

--------------------------------------------------------------------------------

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 9.  Controls and Procedures.

   (a)  N/A

   (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, and no corrective actions with regard to significant deficiencies or material weaknesses.

Item 10. Exhibits.

   (a)  N/A

   (b) Certifications of principal executive officer and principal financial officer. Filed herewith as Exhibit B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       W.P. Stewart & Co. Growth Fund, Inc.


                                       By:     /s/ Peter H. Jennison
                                          --------------------------------------
                                                   Peter H. Jennison
                                                   President

Date: March 7, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                       By:     /s/ Peter H. Jennison
                                          --------------------------------------
                                                   Peter H. Jennison
                                                   President

Date: March 7, 2003

                                       By:     /s/ Susan G. Leber
                                          --------------------------------------
                                                   Susan G. Leber
                                                   Principal Financial Officer
                                                   and Treasurer

Date: March 7, 2003

                                  EXHIBIT INDEX

B. (EX-99.CERT) Certifications of principal executive officer and principal financial officer.